UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2009

1st Pacific Bancorp
(Exact name of registrant as specified in its charter)

California	001-33890	20-5738252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9333 Genesee Avenue, Suite 300, San Diego	92121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (858) 875-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 26, 2009, 1st Pacific Bancorp ("1st Pacific") announced a change to its previously reported preliminary financial results for the quarter and year ended December 31, 2008, which were reported in a press release and attached as an exhibit to 1st Pacific's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2009.

A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1     Press Release issued by 1st Pacific Bancorp on March 26, 2009.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Pacific Bancorp (Registrant)
March 26, 2009 (Date)	/s/ JAMES H. BURGESS James H. Burgess Executive Vice President, Chief Financial Officer, Principal Accounting Officer